EXHIBIT 10.2

SECURITIES ACCOUNT CONTROL AGREEMENT
(Wells Fargo Securities, LLC Safekeeping)
(Trading Permitted)

THIS SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of December 2, 2009, by and among AMERICAN WOODMARK CORPORATION ("Customer"), WELLS FARGO SECURITIES, LLC ("Intermediary"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Secured Party").

RECITALS

A.           Customer maintains that certain Account no. 13146782, and may now or hereafter maintain sub-accounts thereunder or consolidated therewith and all replacements or substitutions therefor, including any account resulting from a renumbering or other administrative re-identification thereof (the "Securities Account") with Intermediary pursuant to an agreement between Intermediary and Customer dated as of November 2, 2009, (the "Account Agreement"), and Customer has granted to Secured Party a security interest in the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

B.           Secured Party, Customer and Intermediary have agreed to enter into this Agreement to perfect Secured Party's security interests in the Collateral, as defined below.

NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

1.           DEFINITIONS.  As used herein:

(a)           the term "Collateral" shall mean: (i) the Securities Account; (ii) all financial assets credited to the Securities Account; (iii) all security entitlements with respect to the financial assets credited to the Securities Account; (iv) any and all other investment property or assets maintained or recorded in the Securities Account; and (v) whatever is receivable or received when any of the foregoing or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, cash proceeds; and

(b)           the terms "investment property," "entitlement order," "financial asset" and "security entitlement" shall have the respective meanings set forth in the Minnesota Uniform Commercial Code.  The parties hereby expressly agree that all property, including without limitation, cash, certificates of deposit and mutual funds, at any time held in the Securities Account is to be treated as a "financial asset."

2.           AGREEMENT FOR CONTROL.  Intermediary is authorized by Customer and agrees to comply with all entitlement orders originated by Secured Party with respect to the Securities Account, and all other requests or instructions from Secured Party regarding disposition and/or delivery of the Collateral, without further consent or direction from Customer or any other party.

 3.           CUSTOMER'S RIGHTS WITH RESPECT TO THE COLLATERAL.

(a)           Until Intermediary is notified otherwise by Secured Party:

(i) Customer, or any party authorized by Customer to act with respect to the Securities Account, may give trading instructions to Intermediary with respect to Collateral in the Securities Account; and

(ii) Intermediary may distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account.

(b)           Without Secured Party's prior written consent, except to the extent permitted by the preceding paragraph: (i) neither Customer nor any party other than Secured Party may withdraw any Collateral from the Securities Account; and (ii) Intermediary will not comply with any entitlement order or request to withdraw any Collateral from the Securities Account given by any party other than Secured Party.

(c)           Upon receipt of either written or oral notice from Secured Party: (i) Intermediary shall promptly cease complying with entitlement orders and other instructions concerning the Collateral, including the Securities Account, from all parties other than Secured Party; and (ii) Intermediary shall not make any further distributions of any Collateral to any party other than Secured Party, nor permit any further voluntary changes in the financial assets.

4.           INTERMEDIARY'S REPRESENTATIONS AND WARRANTIES.  Intermediary represents and warrants to Secured Party that:

(a)           The Securities Account is maintained with Intermediary solely in Customer's name.

(b)           Intermediary has no knowledge of any claim to, security interest in or lien upon any of the Collateral, except: (i) the security interests in favor of Secured Party; and (ii) Intermediary's liens securing fees and charges, or payment for open trade commitments, as described in the last paragraph of this
Section.

(c)           Any claim to, security interest in or lien upon any of the Collateral which Intermediary now has or at any time hereafter acquires shall be junior and subordinate to the security interests of Secured Party in the Collateral, except for Intermediary's liens securing: (i) fees and charges owed by Customer with respect to the operation of the Securities Account; and (ii) payment owed to Intermediary for open trade commitments for purchases in and for the Securities Account.

5.           AGREEMENTS OF INTERMEDIARY AND CUSTOMER.  Intermediary and Customer agree that:

(a)           Intermediary shall flag its books, records and systems to reflect Secured Party's security interests in the Collateral, and shall provide notice thereof to any party making inquiry as to Customer's accounts with Intermediary to whom or which Intermediary is legally required or permitted to provide information.

(b)           Intermediary shall send copies of all statements relating to the Securities Account simultaneously to Customer and Secured Party.

(c)           Intermediary shall promptly notify Secured Party if any other party asserts any claim to, security interest in or lien upon any of the Collateral, and Intermediary shall not enter into any control, custodial or other similar agreement with any other party that would create or acknowledge the existence of any such other claim, security interest or lien.

(d)           Without Secured Party's prior written consent, Intermediary and Customer shall not amend or modify the Account Agreement, other than: (i) amendments to reflect ordinary and reasonable changes in Intermediary's fees and charges for handling the Securities Account; and (ii) operational changes initiated by Intermediary as long as they do not alter any of Customer’s or Secured Party's rights hereunder.

(e)             Neither Intermediary nor Customer shall terminate the Account Agreement without giving thirty (30) days' prior written notice to Secured Party.

6.            RESPONSIBILITY OF INTERMEDIARY.  Except for permitting a withdrawal or payment in violation of Section 3(b), Intermediary shall have no responsibility or liability to Secured Party for making trades of financial assets held in the Securities Account at the instruction of Customer, or its authorized representatives, which are received by Intermediary before it receives notice from Secured Party pursuant to Section 3(c).  Intermediary shall have no responsibility or liability to Customer for complying with a notice pursuant to Section 3(c) or complying with entitlement orders received from Secured Party.  Intermediary shall comply with entitlement orders received from Secured Party without any duty to investigate or determine their validity.  This Agreement does not impose or create any obligation or duty of Intermediary other than those expressly set forth herein.

7.           INDEMNIFICATION.  Customer and Secured Party agree to indemnify and hold harmless Intermediary, its officers, directors, employees and agents, against claims, liabilities or expenses (including reasonable attorneys’ fees) arising out of Intermediary’s compliance with any instructions from Customer or Secured Party with respect to the Securities Account, except if such claims, liabilities or expenses are caused by Intermediary’s gross negligence or willful misconduct.

8.            MISCELLANEOUS.

(a)           This Agreement shall not create any obligation or duty of Intermediary except as expressly set forth herein.

(b)            As to the matters specifically the subject of this Agreement, in the event of any conflict between this Agreement and the Account Agreement or any other agreement between Intermediary and Customer, the terms of this Agreement shall control.

(c)           All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties.  Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; and (iii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid.

(d)           This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Intermediary may not assign its obligations hereunder without Secured Party's prior written consent.
This Agreement may be amended or modified only in writing signed by all parties hereto.

(e)           This Agreement shall terminate upon:  (i) Intermediary's receipt of written notice from Secured Party expressly stating that Secured Party no longer claims any security interest in the Collateral; or (ii) termination of the Account Agreement pursuant to the terms hereof and Intermediary's delivery of all Collateral to Secured Party or its designee in accordance with Secured Party's written instructions.

(f)           This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

SECURED PARTY:
WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:           ________________________(SEAL)
Name:      ________________________
Title:        ________________________
Address:  Wells Fargo Bank, National Association
                   1001 Haxall Point, Suite 706
                   Richmond, Virginia 23219
                   Attention: Mr. Chad J. Harcum
                   FAX No: 866-588-7983

20091001-0001 Securities Account Control Agreement-Trading Permitted-WFS FR-1088

SE
SECURITIES ACCOUNT CONTROL AGREEMENT
(Wells Fargo Securities, LLC Safekeeping)
(Trading Permitted)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

INTERMEDIARY:
WELLS FARGO SECURITIES, LLC

By:           ________________________(SEAL)
Name:                                                                   Sean O’Farrell
Title:           AVP
Address:  Wells Fargo Securities, LLC
                   608 2nd Avenue South N9303-054
                   Minneapolis, Mn.  55479
                   Attn: Sean O’Farrell
                   FAX No: 612-667-6321

20091001-0001 Securities Account Control Agreement-Trading Permitted-WFS FR-1088

SECURITIES ACCOUNT CONTROL AGREEMENT
(Wells Fargo Securities, LLC Safekeeping)
(Trading Permitted)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

CUSTOMER:
AMERICAN WOODMARK CORPORATION,
a Virginia corporation

By:             ________________________(SEAL)
Name:         Jonathan H. Wolk,
Title:           Vice President Finance and CFO
Address:    American Woodmark Corporation
                     3102 Shawnee Drive
                     Winchester, Virginia 22601
                     Attention: Mr. Jonathan H. Wolk
                     FAX No:

Please send the original agreement to the Pledge Desk at MAC #N9303-054.

7082260_2.DOC

Wells Fargo Securities is the trade name for certain capital markets and investment banking services of Wells Fargo & Company and its subsidiaries, including Wells Fargo Securities, LLC and Wells Fargo Institutional Securities, LLC, members of FINRA and SIPC, and Wachovia Bank, National Association.  Wells Fargo Securities, LLC carries and provides clearing services for Wells Fargo Institutional Securities, LLC customer accounts.

20091001-0001 Securities Account Control Agreement-Trading Permitted-WFS FR-1088